SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                        FORM 8-K

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

Date of report (date of earliest event reported):               May 22, 1997
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                                      PG Energy Inc.
                  (Exact name of registrant as specified in its charter


        Pennsylvania                    1-3490                      24-0717235
(State or other jurisdiction)  (Commission File Number)  (IRS Employer Identification No.)


    One PEI Center, Wilkes-Barre, Pennsylvania                             18711-0601
(Address of principal executive offices)                                   (Zip Code)


Registrant's telephone number, including area code: (717)829-8843


                                     Not Applicable
              (Former name or former address, if changed since last report)













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                                    Page 1 of 6 Pages

                           The Index to Exhibits is on Page 5
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Item 4.  Changes in Registrant's Certifying Accountant

(a)   Previous independent accountants

      (i) On May 22, 1997, Pennsylvania Enterprises, Inc. dismissed Arthur Andersen LLP as its independent accountants.

      (ii) The reports of Arthur Andersen LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

      (iv) In connection with its audits for the two most recent fiscal years and through May 22, 1997, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

      (v) During the two most recent fiscal years and through May 22, 1997, there have been no reportable events (as defined in Regulation S-K
             Item 304(a)(1)(v)).

      (vi) The Registrant has requested that Arthur Andersen LLP furnish it with a letter stating whether or not it agrees with the above statements. A copy of such letter, dated May 28, 1997, is filed as
             Exhibit 16-1 to this Form 8-K.

(b)   New independent accountants

      (i) The Registrant engaged Price Waterhouse LLP as its new independent accountants as of May 22, 1997. During the two most recent fiscal years and through May 22, 1997, the Registrant has not consulted with Price Waterhouse LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Price Waterhouse LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in
             Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.









                                    Page 2 of 6 Pages
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Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits

             Exhibit 16-1 -  Letter  from  Arthur  Andersen  LLP  dated May 28, 1997, regarding the change in independent accountants.




















































                                    Page 3 of 6 Pages
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                                      SIGNATURE
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         Pursuant to the requirements  of  the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 28, 1997                             PG ENERGY INC.


                                                 By:     /s/ John F. Kell, Jr.
                                                     Name:   John F. Kell, Jr.
                                                     Title:  Vice President,
                                                             Financial Services












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                                    Page 4 of 6 Pages
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                                  Index to Exhibits

Exhibit
Number                               Description
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(16) Letter Re Change In Certifying Accountant

  16-1  Letter dated as of  May  28,  1997,  from  Arthur  Andersen LLP regarding the change in independent accountants -- filed herewith.

















































                                    Page 5 of 6 Pages
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